Exhibit 99.1

                    EXHIBIT 1 - JOINT FILING AGREEMENT

                           Joint Filing Agreement

          The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common shares without par value of AnorMED Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each of the undersigned.

          This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

September 27, 2006

                            SuttonBrook Capital Management LP

                            By: SuttonBrook Holdings LLC,
                                Its General Partner

                                By: /s/ John London
                                    ------------------------------------
                                    Name:  John London
                                    Title: Managing Member


                            SuttonBrook Capital Portfolio L.P.

                            By:  SuttonBrook Capital Partners LP,
                                 Its General Partner

                                 By:  SuttonBrook Capital Associates LP,
                                      Its General Partner

                                      By:  SuttonBrook Capital Associates LLC,
                                           Its General Partner

                                           By: /s/ John London
                                               --------------------------
                                               Name:  John London
                                               Title: Managing Member


                            /s/ John London
                            ----------------------------------
                            John London


                            /s/ Steven M. Weinstein
                            ----------------------------------
                            Steven M. Weinstein